      As filed with the Securities and Exchange Commission on May 24, 1999
                                                     Registration No. 333-______

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          __________________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                          __________________________

                            ITERATED SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

           Georgia                                          58-1741516
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                        Identification Number)


                              3525 Piedmont Road
                       Seven Piedmont Center, Suite 600
                         Atlanta, Georgia  30305-1530
                                (404) 264-8000
   (Address of registrant's principal executive offices, including zip code and telephone number, including area code)
                          ___________________________


             1994 Amended and Restated Directors Stock Option Plan
                  1994 Amended and Restated Stock Option Plan
                           (Full title of the Plans)


               John C. Bacon                                Copy to:
          Chief Executive Officer                      John C. Yates, Esq.
          Iterated Systems, Inc.                   Rosemarie A. Thurston, Esq.
     Seven Piedmont Center, Suite 600           Morris, Manning & Martin, L.L.P.
            3525 Piedmont Road                    1600 Atlanta Financial Center
       Atlanta, Georgia  30305-1530                 3343 Peachtree Road, N.E.
              (404) 264-8000                         Atlanta, Georgia 30326
                                                        (404) 233-7000

(Name, address, including zip code, and telephone number, including area code, of agent for service)
                          __________________________

                        CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                                    Proposed
                                                                 Maximum Offering   Proposed Maximum
                                       Amount to be Registered   Price Per Share   Aggregate Offering
 Title of Securities to be Registered           (1)                  (2)              Price (2)        Amount of Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value per share      1,000,000 shares         $0.86             $860,000                      $239
===================================================================================================================================

   (1) Represents additional shares available for issuance under the 1994 Amended and Restated Stock Option Plan, as amended, as of April 12, 1999.
   (2) The offering price information is estimated as of May 24, 1999, pursuant to Rule 457, solely for the purpose of calculating the registration fee.

On December 9, 1998, the Registrant filed an initial Form S-8 Registration Statement (File No. 333-68593) to register 3,400,000 shares of Common Stock reserved for issuance under the Iterated Systems, Inc. 1994 Amended and Restated Stock Option Plan (the "Plan"). On February 26, 1999, an amendment to the Plan (the "Plan Amendment") was duly adopted by the Board of Directors increasing the number of shares reserved for issuance under the Plan to 4,400,000. The contents of such Registration Statement are incorporated by reference. This registration statement relates to an additional 1,000,000 shares of Common Stock, $.01 par value per share of the Registrant, reserved for issuance under the Plan pursuant to the Plan Amendment.


Item 8.   Exhibits.

     The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K:

        Exhibit No.                             Description
        -----------                             -----------
           4.1 Fourth Amendment to Registrant's 1994 Amended and Restated Stock Option Plan, as amended through April 12, 1999

           4.2 Amended and Restated Articles of Incorporation of Iterated Systems, Inc. (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form 10, File Number 0-24087)

           4.3                Restated Bylaws of Iterated Systems, Inc.
                              (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form 10, File Number 0-24087)

           5.1 Opinion of Morris, Manning & Martin, L.L.P. as to the legality of the securities being registered

           23.1               Consent of Morris, Manning & Martin, L.L.P.
                              (included in Exhibit 5.1)

           23.2               Consent of Ernst & Young LLP, Independent Auditors

           24.1               Power of Attorney (included on signature page)

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this the 24th day of May, 1999.

                                 ITERATED SYSTEMS, INC.


                                 By:  /s/  John C. Bacon
                                      ---------------------------------------
                                      John C. Bacon
                                      President and Chief Executive Officer


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints John C. Bacon as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement relating to the registration of shares of common stock on Form S-8 and to sign any and all amendments (including post effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, could lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ John C. Bacon                   President,                                     May 24, 1999
-------------------------------
John C. Bacon                       Chief Executive Officer and Director
                                    (Principal Executive Officer)

/s/ Haines H. Hargrett              Chief Financial Officer                        May 24, 1999
-------------------------------
Haines H. Hargrett                  (Principal Financial and Accounting Officer)

s/ Michael F. Barnsley              Director                                       May 24, 1999
-------------------------------
Michael F. Barnsley

/s/ John R. Festa                   Director                                       May 24, 1999
-------------------------------
John R. Festa

s/ Terje Mikalsen                   Director                                       May 24, 1999
-------------------------------
Terje Mikalsen

s/ Alan D. Sloan                    Director                                       May 24, 1999
-------------------------------
Alan D. Sloan

/s/ Asmund R. Slogedal              Director                                       May 24, 1999
-------------------------------
Asmund R. Slogedal

                                       3